CSFB 05-9

Group 2

Pay rules

1.

Pay pro-rata to the 2PT1, 2FL1, 2FL2, 2FL3, 4A1 until retired

Notes

Floater Bonds:

2FL1– 0 day delay, 1ML + 0.30%, 7.50% Cap, 0.30% Floor, Initial Libor – 3.70%

2FL2 - 0 day delay, 1ML + 0.35%, 7.50% Cap, 0.35% Floor, Initial Libor – 3.70%

2FL3 - 0 day delay, 1ML + 0.40%, 7.50% Cap, 0.40% Floor, Initial Libor – 3.70%

Inverse Bonds:

4A1 – 0 day delay, 19.525% - 2.75 ML, 19.525% Cap, 0% Floor, Initial Libor – 3.70%

Inverse IO Bonds:

2IO1 – 0 day delay, 7.20% - 1ML, .10% Cap, 0% Floor, Initial Libor – 3.70%

2IO2 – 0 day delay, 7.15% - 1ML, .05% Cap, 0% Floor, Initial Libor – 3.70%

Pxing Speed = 100ppc (8 CPR to 24 CPR over 12 months, 24 CPR thereafter)

Settlement = 9/30/05